THE FRANCE GROWTH FUND, INC.
------------------------------------------------------------

Jean A. Arvis                   Chairman of the Board of Directors
Thomas C. Barry                 Director
John A. Bult                    Director
Walter J.P. Curley              Director
Pierre H.R. Daviron             Director
Michel Longchampt               Director
Michel A. Rapaccioli            Director
Jacques Regniez                 Director
Bernard Simon-Barboux           Director
John W. Spurdle, Jr.            Director
Bernard Chauvel                 President and Director
Frederick J. Schmidt            Vice President and Treasurer
Steven M. Cancro                Vice President and Secretary

INVESTMENT ADVISER
------------------------------------------------------------
Indocam International Investment Services
90, boulevard Pasteur
75015 Paris, France

ADMINISTRATOR
------------------------------------------------------------
Mitchell Hutchins Asset Management Inc.
51 West 52nd Street
New York, New York 10019

CUSTODIANS
------------------------------------------------------------
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

Credit Agricole Indosuez
9, Quai du President Paul Doumer
92400 Courbevoie, France

SHAREHOLDER SERVICING AGENT
------------------------------------------------------------
PNC Bank, N.A.
400 Bellevue Parkway
Wilmington, Delaware 19809

INDEPENDENT ACCOUNTANTS
------------------------------------------------------------
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036

COUNSEL
------------------------------------------------------------
Hale and Dorr LLP
60 State Street
Boston, Massachusetts 02109

                                     [LOGO]                       THE
                                                             -------------------
                                                                  FRANCE
                                                             -------------------
                                                                  GROWTH
                                                             -------------------
                                                                  FUND, INC.
                                                             -------------------

                                   ANNUAL REPORT FOR
                                   THE YEAR ENDED
                                   DECEMBER 31, 1999


 [LOGO]                               [LOGO]                        TO COME
 INDOCAM INTERNATIONAL                FRF
 INVESTMENT SERVICES                  Listed
 Asset Management                     NYSE
                                      THE NEW YORK STOCK EXCHANGE

Cover photo: STMicroelectronics is one of The France Growth Fund's portfolio investments. STM is included in the CAC 40 Index and is a world leader in semiconductors for consumer products, automotive, telecommunications, computer peripherals, industrial automation and control systems.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION
--------------------------------------------------------------------------------

THE FUND

The France Growth Fund, Inc. (the "Fund") is a diversified, closed-end management investment company whose shares trade on the New York Stock Exchange ("NYSE"). The Fund's objective is long-term capital appreciation through investments primarily in French equity securities. Under normal market conditions, at least 65% of the Fund's total assets will be invested in French equity securities listed on one or more of the seven securities exchanges in France, including those listed on the French over-the-counter market of such exchanges. Other investments may include listed French debt securities, unlisted French equity and debt securities and certain publicly traded equity and debt securities issued by non-French Western European issuers.

THE INVESTMENT ADVISER

Indocam International Investment Services ("IIIS" or the "Investment Adviser") is the Fund's investment adviser and manager. IIIS is a French company registered as a U.S. investment adviser under the Investment Advisers Act of 1940 and is managed by the Indocam Asset Management Group, an indirect wholly-owned subsidiary of the Credit Agricole Group. Indocam Asset Management, through its subsidiaries, had assets under management of approximately U.S. $145 billion at December 31, 1999.

SHAREHOLDER INFORMATION

Daily market prices for the Fund's shares are published in the NYSE Composite Transactions section of major newspapers under the designation "France". The Fund's closing daily net asset value is available over the NASDAQ Mutual Fund Quotation Service. The Fund's NYSE trading symbol is "FRF".

Net asset value and market price information is published each Monday in The Wall Street Journal, each Sunday in The New York Times, and each Saturday in Barron's, as well as in other newspapers in a table captioned "Publicly Traded Funds" or "Closed-End Funds". Inquiries regarding registered shareholder accounts may be directed to the Fund's transfer agent, dividend paying agent and registrar, PNC Bank, N.A. at (800) 852-4750.

DISTRIBUTIONS AND DIVIDEND REINVESTMENT PLAN

Pursuant to the Fund's Dividend Reinvestment Plan (the "Plan"), shareholders whose shares of Common Stock are registered in their names will have all dividends and capital gain distributions (collectively referred to as "distributions") automatically reinvested in additional shares of Common Stock of the Fund by the agent for the Plan and dividend paying agent, PNC Bank, N.A. (the "Dividend Agent"), unless such shareholders elect to receive distributions in cash. Shareholders who elect to receive distributions in cash (other than those distributions payable solely in Common Stock) will receive a check in U.S. dollars mailed directly to such shareholders by the Dividend Agent on or about the date declared by the Board of Directors as the payment date for each such distribution. Shareholders who prefer not to have their distributions automatically reinvested should notify the Fund in writing c/o PNC Bank, N.A., Dividend Agent for the Fund, at P.O. Box 8905, Wilmington, Delaware 19809. If a shareholder has not previously elected to receive cash distributions and the Dividend Agent does not receive notice of an election to receive cash distributions from the shareholder prior to the record date of any distribution, the shareholder will automatically receive such distribution in additional shares of Common Stock of the Fund.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (continued)

--------------------------------------------------------------------------------

Distributions with respect to shares registered in the name of a broker or nominee will be reinvested under the Plan unless that service is not provided by the broker or nominee or unless the shareholder elects to receive distributions in cash by giving notice of such election as provided above. A shareholder whose shares are held by a broker or nominee that does not provide a dividend reinvestment program may be required to have his shares registered in his own name in order to participate in the Plan. Shareholders whose shares are held in the name of the broker or nominee should contact the broker or nominee for details.

If the Board of Directors of the Fund declares a distribution payable in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in Common Stock. Whenever the Fund's market price is equal to or exceeds net asset value at the time Common Stock is valued for the purpose of determining the number of shares equivalent to the cash distribution, participants will be issued shares of Common Stock at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the distribution payment date, or if that date is not a trading day on the NYSE, the immediately preceding trading day. If net asset value exceeds the market price of the Common Stock at such time, or if the Fund should declare a dividend or capital gain distribution payable in cash, the Dividend Agent will, as agent for the participants, purchase shares of Common Stock in the open market, on the NYSE or elsewhere, for the participants' account on, or in any event within 30 days after, the payment date. In such case, the price of the shares for each participant will be the average market price at which the shares have been purchased by the Dividend Agent. If, before the Dividend Agent has completed its open market purchases, the market price exceeds the net asset value of a share of Common Stock, the average per share purchase price paid by the Dividend Agent may exceed the net asset value of the Common Stock, resulting in the acquisition of fewer shares of Common Stock than if the distribution had been paid in Common Stock issued by the Fund.

Participants in the Plan may withdraw from the Plan by providing written notice to the Dividend Agent at least 30 days prior to the applicable dividend payment date. When a participant withdraws from the Plan, or upon termination of the Plan as provided below, certificates for full shares credited to the account under the Plan will, upon request, be issued. Each participant has the right to receive certificates for full shares of Common Stock owned by such participant. Whether or not a participant requests a certificate for full shares, a cash payment will be made for any fraction of a share credited to such account.

The Dividend Agent will maintain all shareholder accounts in the Plan and furnish written confirmations of all transactions in the accounts, including information required by shareholders for personal and tax records. Common Stock in the account of each Plan participant will be held by the Dividend Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased pursuant to the Plan. The Dividend Agent will distribute all proxy soliciting material to participating shareholders.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (continued)

--------------------------------------------------------------------------------

There will be no charge to participants for reinvesting distributions. The Dividend Agent's fees for the handling of the reinvestment of distributions will be borne by the Fund. There will be no brokerage charges with respect to Common Stock issued directly by the Fund as a result of dividends or capital gain distributions payable either in Common Stock or in cash. However, each participant's account will be charged a pro-rata share of brokerage commissions incurred with respect to the Dividend Agent's open market purchases in connection with the reinvestment of distributions.

The automatic reinvestment of distributions will not relieve participants of any income tax which may be payable on such distributions. In the case of non-U.S. participants whose distributions are subject to United States income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Dividend Agent will reinvest distributions after deducting the amount required to be withheld.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan, as applied to any distribution paid subsequent to notice of the change sent to the members of the Plan, at least 90 days before the record date for such distribution. The Plan may also be amended or terminated by the Fund by at least 90 days' written notice to members of the Plan. Participants may obtain additional information about the Plan from the Dividend Agent. All correspondence and inquiries concerning the Plan should be directed to the Dividend Agent c/o PNC Bank, N.A., P.O. Box 8905, Wilmington, Delaware 19809 or by calling (800) 852-4750.

STOCK REPURCHASE PROGRAM

The Board of Directors has adopted a stock repurchase program pursuant to which the Fund may purchase from time to time in the open market up to an aggregate of 10% of the outstanding shares of its Common Stock, as long as the Common Stock is trading at a discount from net asset value. During the year ended December 31, 1999, the Fund repurchased 65,333 shares of its Common Stock.

THE TAX-ADVANTAGED MANAGED DISTRIBUTION PLAN

The Board of Directors of the Fund has adopted a tax-advantaged managed distribution plan (the "Distribution Plan") designed to address the discount of the Fund's share price to its net asset value.

This innovative Distribution Plan takes into account the Fund's current significant unrealized long-term capital gains by distributing an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior calendar year. To the extent possible, the distribution will be funded by the realization of a portion of long-term capital gains. In adverse market conditions, a distribution could constitute a return of capital. The Distribution Plan will remain in effect until at least the year 2001, subject to reconsideration by the Board only in the event of a major market decline.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

GENERAL INFORMATION  (concluded)

--------------------------------------------------------------------------------

VOLUNTARY ADVISORY FEE WAIVER

The Investment Adviser, to more closely align its interests with those of shareholders, has agreed to a voluntary policy, which it can discontinue at its discretion, whereby a portion of its fee will be waived to reflect the discounted market price of its shares. The advisory fee will be reduced by the same percentage, if any, as the shares are trading at a discount. The advisory fee will not be increased to the extent the Fund's shares trade at a premium to net asset value.

OTHER INFORMATION

Since December 31, 1998, there have been no (i) material changes in the Fund's investment objectives or policies, (ii) material changes in the principal risk factors associated with investment in the Fund, and (iii) change in the person primarily responsible for the day-to-day management of the Fund.

The Fund amended its by-laws for two purposes:

     (1) to institute a mandatory retirement policy for all Directors.

     (2) to adopt a fifteen day advance notice provision governing the introduction of shareholder proposals or nominees for election to the Board at any annual meeting of shareholders.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

--------------------------------------------------------------------------------

Dear Shareholder:

From the commencement of investment operations of the France Growth Fund, Inc. (the "Fund") on May 18, 1990, through December 31, 1999, the Fund recorded a return (including dividends) of 320.13% on a euro basis. For the same period, the Societe de Bourse Francaise 120 Index (the "SBF 120 Index") posted a return (excluding dividends) of 191.35%. Thus, since the beginning of investment operations, the Fund has outperformed the SBF 120 Index by approximately 128.78%.

On a US dollar basis, the Fund reported a net asset value return of 258.66% (including dividends) from the commencement of investment operations through December 31, 1999. For the same period, the SBF 120 Index recorded a return (excluding dividends) of approximately 148.72%. Thus, in US dollar terms, the Fund has outperformed the SBF 120 Index by approximately 109.94% since the beginning of operations.

For the fiscal year ended December 31, 1999, the Fund reported a net asset value return of 60.49% on a euro basis (37.56% in US dollar terms) outperforming the SBF 120 Index by 7.93% on a euro basis (6.79% in US dollar terms).

Our performance analyses indicate that both stock selection and sector allocation added significant value to the portfolio during the second half of 1999.

Positive contributions attributed to stock selection:

     o The Carrefour Supermarche-Promodes deal in the retail sector. The weighting of Promodes in the portfolio increased during the end of the second quarter.

     o Total-Fina's bid for Elf Aquitaine in the oil sector. The premium paid by Total-Fina has been very positive for the portfolio.

     o The re-rating of Bouygues, the most overweighted stock since the summer, greatly benefited the Fund.

Positive contributions attributed to sector allocation:

     o A positive stance on media and advertising companies has produced extremely positive results during the last quarter of 1999.

     o Our choice to remain underweighted in the financial services sector has been positive relative to the SBF 120 Index.

At December 31, 1999 the net asset value per share of the Fund was US $18.13 up from US $16.41 at December 31, 1998. Under the Tax-Advantaged Managed Distribution Plan, the Fund makes quarterly distributions from realized long-term capital gains in an amount equal to at least 3% per quarter (at least 12% annually) of the Fund's net assets as of the end of the prior fiscal year.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

The market price at December 31, 1999 of US $15.3125 was also higher than the market price of the Fund of US $13.625 at December 31, 1998. The discount to net asset value was 15.5% at December 31, 1999 and ranged between 12.6% to 18.8% in 1999.

ECONOMIC AND FINANCIAL OVERVIEW

Overall, our optimistic view became a reality with 1999 ending on a particularly encouraging note in France. The third quarter French gross domestic product ("GDP") grew an estimated 1%, well above the 0.7% consensus level. Additionally, previous quarter estimates have been revised from 0.6% to 0.8% for the second quarter and from 0.2% to 0.4% for the first quarter.

GDP growth is likely to average 2.9% in 1999 prompting an increase to the 2000 forecasts to a minimum of 3%. A reasonable level stands somewhere between 3.3% and 3.8%.

The December survey of The Institut National des la Statistique et des Etudes Economiques ("INSEE") indicates some pleasant surprises:

     o Consumer spending was boosted by an increase in the number of car purchases (+10.4% in 1999, the largest increase since 1986).

     o New jobs created in the services sector lie behind a substantial reduction in total unemployment. This, in turn, has largely improved the confidence levels (highest level ever recorded) which has helped push down the household savings rate from 16.1% to 15.6% during the third quarter of 1999.

     o Exports of goods and services rebounded 4.4% during the fourth quarter.

     o Corporate investment is now growing at a year-on-year rate of 7.5% (third quarter 1999 vs. third quarter 1998). Capital spending is benefiting from an interesting rate environment and a rapid increase in the need for new capacity, boosted by book orders reaching record highs.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

                         FRENCH DOMESTIC FUNDAMENTALS

                          [LINE CHART APPEARS HERE]

           French                             French
          Household                         Industrial
         Consumption                          Output

Q4 '90     1576822                             99.2
Q1 '91     1576627                             98.7
Q2 '91     1577672                             99.2
Q3 '91     1585203                             99.3
Q4 '91     1591652                             99.2
Q1 '92     1591397                             99.7
Q2 '92     1590508                               98
Q3 '92     1598957                             97.7
Q4 '92     1600571                             96.1
Q1 '93     1580281                             95.1
Q2 '93     1591908                             93.8
Q3 '93     1583137                             93.7
Q4 '93     1595234                             93.4
Q1 '94     1592343                             94.3
Q2 '94     1596994                             96.4
Q3 '94     1606088                               98
Q4 '94     1603424                             99.4
Q1 '95     1612914                             99.4
Q2 '95     1629889                               99
Q3 '95     1623049                               99
Q4 '95     1619084                             97.4
Q1 '96     1649989                             97.9
Q2 '96     1637803                             98.3
Q3 '96     1654587                             98.7
Q4 '96     1632754                             98.4
Q1 '97     1633903                             98.3
Q2 '97     1636762                            101.2
Q3 '97     1647078                            102.8
Q4 '97     1670239                            103.9
Q1 '98     1683458                            104.8
Q2 '98     1705409                            105.9
Q3 '98     1713436                            105.6
Q4 '98     1724508                           105.8
Q1 '99     1728275                            105.5
Q2 '99     1736764                            106.4
Q3 '99     1752384                            108.4
Q4 '99       #N/AA                             #N/A
Q1 '00       #N/AA                             #N/A


               JOB CREATION IN THE SERVICES SECTOR LIES BEHIND
                A SUBSTANTIAL REDUCTION IN TOTAL UNEMPLOYMENT

                           [LINE CHART APPEARS HERE]

                                           French
             French                   Employment Level
          Unemployment                   in Service
             Level                         Sector

Q4 '90        8.9                          7654.2
Q1 '91          9                          7659.6
Q2 '91        9.3                          7643.6
Q3 '91        9.6                          7663.8
Q4 '91        9.9                          7687.4
Q1 '92       10.1                          7706.3
Q2 '92       10.3                          7716.2
Q3 '92       10.5                          7710.6
Q4 '92       10.8                          7675.9
Q1 '93       11.1                          7666.7
Q2 '93       11.5                          7688.5
Q3 '93       11.9                          7705.3
Q4 '93       12.3                          7695.8
Q1 '94       12.4                          7724.5
Q2 '94       12.5                          7759.6
Q3 '94       12.2                          7829.9
Q4 '94       11.9                          7870.9
Q1 '95       11.8                          7934.9
Q2 '95       11.6                          7929.7
Q3 '95       11.4                          7943.2
Q4 '95       11.6                          8001.6
Q1 '96       12.1                          8030.3
Q2 '96       12.3                          8061.9
Q3 '96       12.4                          8082.5
Q4 '96       12.5                          8120.1
Q1 '97       12.5                          8163.7
Q2 '97       12.5                          8209.7
Q3 '97       12.5                          8277.5
Q4 '97       12.4                          8353.1
Q1 '98       12.1                            8425
Q2 '98       11.9                          8494.7
Q3 '98       11.8                          8574.6
Q4 '98       11.6                          8602.9
Q1 '99       11.4                          8678.9
Q2 '99       11.3                          8750.8
Q3 '99       11.2                          8836.2
Q4 '99       10.8                             #NA

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                              REBOUND IN EXPORTS

                          [LINE CHART APPEARS HERE]

                               French
         French                Trade
      Exportations            Balance

Q4 90   58907
Q1 91   58421
Q2 91   58362
Q3 91   58545
Q4 91   57938                   -1.64
Q1 92   58593                    0.29
Q2 92   57598                   -1.31
Q3 92   57063                   -2.53
Q4 92   56162                   -3.07
Q1 93   54980                   -6.17
Q2 93   53695                   -6.78
Q3 93   52816                   -7.44
Q4 93   52782                   -6.02
Q1 94   53445                   -2.79
Q2 94   54176                    0.90
Q3 94   54826                    3.81
Q4 94   55297                    4.76
Q1 95   55779                    4.37
Q2 95   55529                    2.50
Q3 95   55350                    0.96
Q4 95   55583                    0.52
Q1 96   55468                    0.56
Q2 96   55641                    0.20
Q3 96   55583                    0.42
Q4 96   55539                   -0.08
Q1 97   54753                   -1.29
Q2 97   55600                   -0.07
Q3 97   55998                    0.75
Q4 97   56958                    2.55
Q1 98   57760                    5.49
Q2 98   58773                    5.71
Q3 98   59698                    6.61
Q4 98   60592                    6.38
Q1 99   61836                    7.06
Q2 99   62852                    6.94
Q3 99   64001                    7.21
Q4 99    #N/A                    #N/A
Q1 00    #N/A                    #N/A


     CORPORATE INVESTMENT IS NOW GROWNING AT A YEAR-ON-YEAR RATE OF 7.5%

                          [LINE CHART APPEARS HERE]


Q4 91   -1.64
Q1 92    0.29
Q2 92   -1.31
Q3 92   -2.53
Q4 92   -3.07
Q1 93   -6.17
Q2 93   -6.78
Q3 93   -7.44
Q4 93   -6.02
Q1 94   -2.79
Q2 94    0.9
Q3 94    3.81
Q4 94    4.76
Q1 95    4.37
Q2 95    2.5
Q3 95    0.96
Q4 95    0.52
Q1 96    0.56
Q2 96    0.2
Q3 96    0.42
Q4 96   -0.08
Q1 97   -1.29
Q2 97   -0.07
Q3 97    0.75
Q4 97    2.55
Q1 98    5.49
Q2 98    5.71
Q3 98    6.61
Q4 98    6.38
Q1 99    7.06
Q2 99    6.94
Q3 99    7.21

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

                 BUSINESS ACTIVITY IN THE REAL ESTATE SECTOR

                          [LINE CHART APPEARS HERE]

                                                Order
                          Confidence            book               Price
                          Indicator             Level           expectations

  12/15/96                   -54                 -69                -50
   1/15/97                   -59                 -60                -47
   2/15/97                   -44                 -58                -37
   3/15/97                   -44                 -59                -35
   4/15/97                   -42                 -57                -35
   5/15/97                   -45                 -57                -36
   6/15/97                   -40                 -53                -30
   7/15/97                   -39                 -41                -37
   8/15/97                   -40                 -51                -34
   9/15/97                   -40                  50                -31
  10/15/97                   -35                 -44                -28
  11/15/97                   -35                 -44                -25
  12/15/97                   -33                 -43                -19

   1/15/98                   -29                 -38                -19
   2/15/98                   -27                 -33                -20
   3/15/98                   -23                 -32                -21
   4/15/98                   -27                 -36                -22
   5/15/98                   -17                 -26                -13
   6/15/98                   -17                 -22                -11
   7/15/98                   -11                 -15                 -8
   8/15/98                   -12                 -15                 -6
   9/15/98                   -13                 -16                 -4
  10/15/98                   -14                 -19                 -3
  11/15/98                   -16                 -20                -10
  12/15/98                   -17                 -24                -14

   1/15/99                   -11                 -17                 -3
   2/15/99                   -13                 -20                 -6
   3/15/99                   -10                 -13                -12
   4/15/99                    -4                  -7                 -4
   5/15/99                    -2                  -5                  1
   6/15/99                     4                  -1                  7
   7/15/99                     6                  -2                  8
   8/15/99                     7                   2                  8
   9/15/99                     8                   5                  1
  10/15/99                    13                   8                 13
  11/15/99                    18                  16                 20
  12/15/99                    18                  18                 23
   1/15/00                  #N/A                #N/A               #N/A


Business activity in the real estate sector is also very encouraging, boosted by recent government measures which include reducing Value Added Tax on building renovations from 20.6% to 5.5% in addition to low transaction fees. Key figures have rarely been so good with building starts up 31% over summer 1998 figures, a 15.5% increase in residential building at constant prices, a 25% rise in office property transactions over the first 8 months of the year and a 5.4% price increase for existing properties in Paris over the last 6 months. It seems certain that the French property market has embarked on a prolonged phase of expansion.

In general, the French economy seems to have begun a positive phase during which growth is self-sustaining. Renewed consumption is driving an upturn, creating jobs (275,000 new jobs in the services sector alone) which in turn generates income for the government. Budgetary policy therefore has more room to maneuver and can stimulate private consumption through appropriate reductions in taxation.

In summary, French domestic fundamentals are strong with the current revival particularly healthy.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

THE EQUITY MARKET

Restructuring momentum as well as positive earning surprises are key to understanding the excellent relative performance of the French market during the third quarter of 1999.


 THE FRENCH EQUITY MARKET HAS BEEN THE PLACE IN EUROPE TO BE INVESTED IN 1999

                          [LINE CHART APPEARS HERE]


                    French Equity Market     Europe Equity Market
                      (SBF 120 Index)        (MSCI Equipe Index)

 12/31/98                   100                        100
   1/1/99                   100                        100
   1/4/99                104.69                     103.05
   1/5/99                105.91                     104.3
   1/6/99                108.29                     106.69
   1/7/99                106.77                     105.38
   1/8/99                107.11                     106.03
  1/11/99                106.14                     104.49
  1/12/99                103.85                     103.04
  1/13/99                100.44                      98.99
  1/14/99                101.17                      99.22
  1/15/99                102.66                     100.89
  1/18/99                104.92                     103.12
  1/19/99                103.96                     102.72
  1/20/99                105.39                     103.68
  1/21/99                104.61                     102.59
  1/22/99                101.61                      99.93
  1/25/99                 102.3                     100.34
  1/26/99                102.71                     100.39
  1/27/99                103.44                     100.81
  1/28/99                105.83                     102.03
  1/29/99                107.22                     102.61
   2/1/99                108.42                     104.21
   2/2/99                107.09                     103.52
   2/3/99                105.81                     102.36
   2/4/99                105.25                     102.42
   2/5/99                104.65                     101.98
   2/8/99                104.98                     101.27
   2/9/99                102.35                       99.2
  2/10/99                101.39                      98.49
  2/11/99                102.96                      99.87
  2/12/99                 102.8                     100.78
  2/15/99                102.77                     101.35
  2/16/99                102.69                     101.92
  2/17/99                101.16                     100.94
  2/18/99                102.25                     101.18
  2/19/99                104.16                     101.69
  2/22/99                105.27                     102.97
  2/23/99                 106.2                     104.32
  2/24/99                106.38                     105.39
  2/25/99                106.07                      103.6
  2/26/99                103.56                     103.31
   3/1/99                102.14                     101.97
   3/2/99                102.56                     102.44
   3/3/99                101.61                     101.71
   3/4/99                103.39                     102.74
   3/5/99                 105.6                     104.83
   3/8/99                105.48                     104.17
   3/9/99                105.18                     104.48
  3/10/99                105.24                     104.31
  3/11/99                105.76                     105.97
  3/12/99                105.63                     106.06
  3/15/99                105.79                     105.48
  3/16/99                105.83                     105.85
  3/17/99                105.32                     105.01
  3/18/99                104.88                     104.62
  3/19/99                104.31                     105.84
  3/22/99                105.88                     105.27
  3/23/99                103.15                      103.4
  3/24/99                102.52                     102.59
  3/25/99                104.58                     104.16
  3/26/99                104.27                     104.02
  3/29/99                 105.2                     105.59
  3/30/99                104.95                     105.18
  3/31/99                106.31                     106.06
   4/1/99                106.99                      106.1
   4/2/99                106.99                     106.14
   4/5/99                106.99                     106.27
   4/6/99                108.62                     107.47
   4/7/99                108.96                     108.01
   4/8/99                109.38                     108.31
   4/9/99                110.27                     108.92
  4/12/99                110.09                     108.47
  4/13/99                110.49                     109.69
  4/14/99                110.25                     109.32
  4/15/99                109.36                     108.63
  4/16/99                109.08                     108.39
  4/19/99                110.83                     110.19
  4/20/99                107.89                      107.5
  4/21/99                108.72                     108.09
  4/22/99                 108.8                     109.22
  4/23/99                 108.2                     108.94
  4/26/99                108.89                     109.85
  4/27/99                111.59                     111.67
  4/28/99                 111.3                      111.4
  4/29/99                 111.2                     110.73
  4/30/99                112.23                     111.32
   5/3/99                 113.2                     111.91
   5/4/99                113.13                     111.76
   5/5/99                111.38                     110.02
   5/6/99                110.78                     109.52
   5/7/99                109.82                     108.99
  5/10/99                110.95                     108.97
  5/11/99                112.13                     109.24
  5/12/99                112.23                     108.85
  5/13/99                112.74                     109.83
  5/14/99                110.78                     107.79
  5/17/99                108.92                     105.83
  5/18/99                110.38                     106.82
  5/19/99                113.82                     108.04
  5/20/99                113.03                      109.2
  5/21/99                112.55                     109.12
  5/24/99                112.55                     108.48
  5/25/99                111.93                     107.28
  5/26/99                 111.9                     107.58
  5/27/99                110.85                     106.46
  5/28/99                110.55                     106.76
  5/31/99                 111.4                     107.36
   6/1/99                110.57                     107.16
   6/2/99                110.57                     108.15
   6/3/99                111.48                     108.97
   6/4/99                111.39                      109.8
   6/7/99                112.88                     110.83
   6/8/99                113.13                     110.56
   6/9/99                113.53                     110.88
  6/10/99                112.53                     109.56
  6/11/99                112.61                      110.7
  6/14/99                112.31                     110.28
  6/15/99                113.31                     110.47
  6/16/99                114.62                     111.69
  6/17/99                115.26                     112.03
  6/18/99                116.07                     112.32
  6/21/99                116.59                     113.63
  6/22/99                116.16                     113.11
  6/23/99                114.37                     111.86
  6/24/99                113.34                     110.76
  6/25/99                113.49                     110.22
  6/28/99                 114.5                     110.46
  6/29/99                115.38                     110.41
  6/30/99                 116.1                     110.27
   7/1/99                117.95                     112.75
   7/2/99                 118.3                     113.35
   7/5/99                120.08                     115.13
   7/6/99                119.88                     114.78
   7/7/99                119.22                     114.04
   7/8/99                118.64                     113.79
   7/9/99                119.11                     113.87
  7/12/99                119.37                     114.18
  7/13/99                117.64                     112.43
  7/14/99                117.64                      112.9
  7/15/99                 119.3                     114.06
  7/16/99                119.18                     113.76
  7/19/99                118.43                     113.42
  7/20/99                116.86                     111.01
  7/21/99                115.63                     109.58
  7/22/99                 115.4                     108.93
  7/23/99                114.17                     107.71
  7/26/99                113.11                     106.38
  7/27/99                113.66                     107.23
  7/28/99                113.74                     107.55
  7/29/99                110.93                     105.17
  7/30/99                112.73                     107.08
   8/2/99                112.44                     107.24
   8/3/99                112.13                     106.84
   8/4/99                 111.7                     106.38
   8/5/99                109.67                     103.98
   8/6/99                109.33                     104.19
   8/9/99                 110.9                     105.17
  8/10/99                109.65                     103.48
  8/11/99                110.11                     104.32
  8/12/99                112.51                     106.44
  8/13/99                 114.1                     108.22
  8/16/99                114.79                     108.49
  8/17/99                115.42                     108.69
  8/18/99                 115.5                      108.7
  8/19/99                113.86                     107.52
  8/20/99                115.21                     108.55
  8/23/99                115.58                     110.12
  8/24/99                116.63                      110.2
  8/25/99                118.94                     111.53
  8/26/99                119.08                     111.72
  8/27/99                119.41                     111.76
  8/30/99                119.81                     111.53
  8/31/99                118.21                     109.46
   9/1/99                119.23                     110.04
   9/2/99                117.45                     108.14
   9/3/99                120.19                     110.75
   9/6/99                120.33                      111.7
   9/7/99                120.75                     111.15
   9/8/99                120.79                        111
   9/9/99                121.67                     111.92
  9/10/99                122.39                     112.11
  9/13/99                121.75                      111.4
  9/14/99                 121.2                     110.48
  9/15/99                120.31                     110.12
  9/16/99                119.71                     109.48
  9/17/99                119.83                     109.68
  9/20/99                120.55                     110.32
  9/21/99                118.84                     108.96
  9/22/99                117.89                     108.36
  9/23/99                118.69                      109.5
  9/24/99                117.21                     108.04
  9/27/99                 118.6                     109.63
  9/28/99                117.46                      108.2
  9/29/99                 117.1                     107.52
  9/30/99                118.41                     107.58
  10/1/99                117.56                     106.92
  10/4/99                119.06                      108.3
  10/5/99                120.29                     108.93
  10/6/99                120.99                     109.31
  10/7/99                 122.1                     110.21
  10/8/99                121.76                     110.59
 10/11/99                121.73                     110.82
 10/12/99                120.24                     109.48
 10/13/99                119.01                     108.36
 10/14/99                118.64                     107.57
 10/15/99                117.02                     105.57
 10/18/99                116.08                     104.78
 10/19/99                118.34                     107.09
 10/20/99                117.93                     107.11
 10/21/99                118.55                     106.47
 10/22/99                120.25                     108.67
 10/25/99                120.26                     108.05
 10/26/99                121.24                     109.38
 10/27/99                120.92                     109.15
 10/28/99                 122.2                     110.96
 10/29/99                125.12                     112.86
  11/1/99                125.12                     113.02
  11/2/99                125.54                     112.97
  11/3/99                126.03                     113.61
  11/4/99                126.81                      114.6
  11/5/99                127.48                     114.84
  11/8/99                 127.8                     115.11
  11/9/99                127.86                     115.62
 11/10/99                129.24                     116.18
 11/11/99                131.02                     117.77
 11/12/99                131.29                     117.66
 11/15/99                132.13                     118.74
 11/16/99                 132.4                     119.34
 11/17/99                132.04                     119.04
 11/18/99                133.79                     120.14
 11/19/99                134.04                     119.76
 11/22/99                133.41                     118.41
 11/23/99                133.52                     119.22
 11/24/99                 132.4                     119.33
 11/25/99                136.48                     121.81
 11/26/99                137.53                     122.39
 11/29/99                137.03                     122.51
 11/30/99                136.22                     120.85
  12/1/99                 137.1                     121.81
  12/2/99                136.85                      122.4
  12/3/99                139.67                     124.89
  12/6/99                140.77                      124.3
  12/7/99                141.52                     124.93
  12/8/99                140.78                     124.63
  12/9/99                142.14                     125.23
 12/10/99                 140.8                     124.86
 12/13/99                142.14                     125.51
 12/14/99                142.84                     125.95
 12/15/99                142.71                      124.7
 12/16/99                142.97                     125.16
 12/17/99                141.28                     126.27
 12/20/99                141.78                     127.08
 12/21/99                141.96                     126.73
 12/22/99                144.19                     127.88
 12/23/99                146.62                     129.86
 12/24/99                149.82                     130.51
 12/27/99                149.52                     130.84
 12/28/99                149.37                     131.17
 12/29/99                149.72                     131.84
 12/30/99                152.56                     133.68
 12/31/99                152.56                     133.68


A widespread restructuring trend, evidenced by the creation of two world heavyweights, Carrefour Supermarche-Promodes, the second largest retail capitalization (non-cyclical consumer goods) after Wal-Mart, and Total-Fina-Elf (Resources), the world's fourth biggest oil company.

The work of Michel Pebereau, Chairman of BNP, with the banking authorities during the scuffle regarding the formation of SBP (the ill-fated attempt to merge Societe Generale, BNP and Paribas) did at least have one concrete result: the French government is no longer an obstacle to French companies wishing to enter the race for critical size.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------


       SBF 120 INDEX SECTOR PERFORMANCE DURING THE SECOND HALF OF 1999
                   (JULY 1, 1999 THROUGH DECEMBER 31, 1999)

                           [BAR CHART APPEARS HERE]

Energy                 5.5%
Basic Products        23.9%
Construction          38.0%
Capital Goods         62.7%
Automobiles/
  Autopart Suppliers
                      13.1%
Consumer Goods        14.0%
Food & Beverage       18.7%
Retail                38.3%
Services              34.5%
Real Estate            1.7%
Financial Services    21.4%
Holdings              32.4%


The last quarter of 1999 experienced a violent sector rotation during an incredible bull market for certain stocks with high levels of concentration (only 34 stocks out of 120 in the SBF 120 Index beat market performance).

Leadership has taken companies of the information technology, media, and telecom sectors to new highs.

One way to rationalize what has happened is that bond yields peaked in October 1999 just as analysts raised their long-term Earnings Per Share ("EPS") growth estimates on sectors and companies benefiting from internet developments.

The brutal way that the market factored in the extent of the changes of the new number of listed stocks which meet the criteria of the new economy is limited in Europe. Therefore, the scarcity effect had a great impact on prices (STMicroelectronics, Neopost SA, Pinault Printemps Redoute SA, Ubi-Soft Entertainment SA, TF1, Havas Advertising).

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

After the spectacular run of some IPO's like Freeserve, Terra Network and Media One, relative valuations to industry peers have built momentum for stocks like Canal Plus (+116.80%), Thomson Multimedia, Lagardere and Sagem SA (+165.38%).

On top of this, the bid from Mannesman to purchase Orange, as well as the bid from Vodafone and E-plus developments have given a highly speculative environment to the Telecom companies. Bouygues (+139%), Equant (+56.20%) and France Telecom SA (+71.63%) have benefited from the transposed market multiples paid for industrials.

INVESTMENT STRATEGY

At the end of the first half of 1999, some cyclical stocks which had a good run had already factored into the current economic improvement. We reduced positions in Usinor, Lafarge SA and Renault SA in July 1999. Additionally, following a nice rally in August, the market discounted lots of good news and we subsequently closed out positions in Michelin, Colas and Casino in September 1999.

We were convinced that an up trend in the market would be caused by the feeling that the bond market had undergone too severe a correction. Therefore it was a good moment in which to strengthen positions in our preferred growth stocks.

Arbitrage in favor of the retail and IT service sectors during the second quarter were highly beneficial to the portfolio's performance. We carried on the strategy of shifting to growth and technology stocks whose market performance was penalized by the rise in interest rates. With this in mind, Bouygues became one of the most overweighted stocks in the portfolio since the group's mobile telephone business captured our attention as the driving force for the group's profitability.

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THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)
--------------------------------------------------------------------------------

            THE TOP 10 HOLDINGS IN PORTFOLIO AS OF DECEMBER 31, 1999

STOCK                                                        SECTOR
-----                                                        ------
FRANCE TELECOM SA                                            Capital Goods
TOTAL FINA SA                                                Energy
VIVENDI SA                                                   Services
ALCATEL                                                      Capital Goods
CARREFOUR SUPERMARCHE                                        Retail
AXA SA                                                       Financial Services
BNP                                                          Financial Services
L'OREAL                                                      Consumer Goods
PINAULT PRINTEMPS REDOUTE SA                                 Retail
LVMH                                                         Food & Beverage

By the beginning of October 1999, we had also increased our technology holdings in the portfolio such as Equant, Alcatel, and Atos as well as our exposure to the banking sector (BNP and Societe Generale). Then we took advantage of pricing opportunities to add Neopost SA to our portfolio. Neopost SA manufactures and markets equipment for handling mail (franking machines and folding/inserting machines) and is launching a new Internet product approved by the U.S. Postal Service.

At the end of the year, we took profits on some media stocks that had enjoyed unprecedented popularity. TF1, Publicis, Havas Advertising and Lagardere were gradually sold.

In telecoms, Bouygues was reduced during its spectacular rise in favor of Vivendi SA, which is considerably behind the rest of the sector.

Similarly, Carrefour's price gave the Fund an opportunity to create a profit. We noted that the news flow from the retail sector in Europe has really dried up since Wal-Mart arrived in Germany and it acquired Asda in England.

Finally, L'Oreal's P/E multiples look really high this year-end so we considerably reduced the weighting of this line in the portfolio.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------


          OVER/UNDER SECTOR ALLOCATION VS BENCHMARK (SBF 120 INDEX)


Capital Goods                2.9%
Services                     2.6%
Retail                       1.1%
Automobiles/Autopart
  Suppliers                  0.7%
Energy                       0.4%
Construction                 0.2%
Real Estate                 -0.5%
Financial Services          -0.5%
Holdings                    -1.3%
Basic Products              -1.6%
Food & Beverage             -1.6%
Consumer Goods              -2.2%


Reinvestment strategy is based around the idea that it is definitely time to digest the rise and look for a market rotation resulting in a shift towards small cap stocks that have been neglected over the past few years. Indeed to our point of view, companies that have smaller capitalization listed either on the Main Market or on the Second Marche or Nouveau Marche are turning out to be a source of performance to exploit. Thomson Multimedia, Air France and Neopost SA are a few examples of our investment strategy for the year 2000.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------


                   PORTFOLIO BREAKDOWN AT DECEMBER 31, 1999
                       (AS A PERCENTAGE OF NET ASSETS)

                           [PIE CHART APPERS HERE]

Other Assets Less Liabilities               1.3%
Construction                                4.9%
Basic Products                              0.7%
Energy                                      8.1%
Financial Services                         13.0%
Services                                   18.0%
Capital goods                              26.3%
Automobiles/Autopart Suppliers              3.5%
Consumer Goods                              9.4%
Food & Beverage                             4.1%
Retail                                     10.7%


MARKET OUTLOOK

The French equity bull market is both a cyclical and a secular story. The cyclical rebound is now underway and the secular case is one of a structural revolution unfolding all over continental Europe.

Cultural change is underway, the Euro currency is born, corporate barriers are gone and in our view no government in Europe will resist joining the trend of tackling the competitiveness issue. It is now time for politicians to concentrate on tax burdens (mandatory taxes plus social security contributions).

In France, the tax burden rate (mandatory taxes and social security contributions) has reached a record level of 45.3% of GDP in 1999. Prime Minister Lionel Jospin has committed to reduce the tax burden rate to 43.7% by 2003, a tax cut of roughly $20 billion. The effect of the announcement of such a policy would further boost consumer confidence as well as international investment inflows.

In this respect, we believe France has great performance potential. To our point of view, the country with the highest tax rate and an aggressive strategy has the best potential to materialize upgrades regarding GDP growth and corporate profits.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS (continued)

--------------------------------------------------------------------------------

We appreciate your continued interest and investment in the French economy, market place and The France Growth Fund.

Sincerely,

/s/ Bernard Chauvel                         /s/ Jean A. Arvis

Bernard Chauvel                             Jean A. Arvis
President                                   Chairman of the Board
The France Growth Fund, Inc.                The France Growth Fund, Inc.
February 10, 2000

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS

December 31, 1999
--------------------------------------------------------------------------------
FRENCH EQUITIES -- 98.57%
--------------------------------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------

AUTOMOBILES/AUTOPART SUPPLIERS -- 3.52%
   24,535  Peugeot SA............................................. $  5,565,306
   25,572  Renault SA.............................................    1,231,647
   38,215  Valeo..................................................    2,945,857
                                                                   ------------
                                                                      9,742,810
                                                                   ------------

BASIC PRODUCTS -- 0.72%
    5,700  Air Liquide............................................      953,356
   45,680  Rhodia SA..............................................    1,031,568
                                                                   ------------
                                                                      1,984,924
                                                                   ------------
CAPITAL GOODS -- 26.29%
   60,598  Alcatel (a)............................................   13,904,078
   46,565  Alstom.................................................    1,551,089
   62,538  Equant (b).............................................    7,092,788
  223,667  France Telecom SA......................................   29,553,961
   13,292  Legrand................................................    3,160,844
    4,550  Sagem SA...............................................    3,159,436
   63,130  Schneider Electric SA..................................    4,952,232
    9,390  Sidel SA...............................................      968,587
   55,175  STMicroelectronics (b).................................    8,484,275
                                                                   ------------
                                                                     72,827,290
                                                                   ------------
CONSTRUCTION -- 4.87%
    7,448  Bouygues...............................................    4,729,531
   27,082  Compagnie de Saint-Gobain (a)..........................    5,088,316
   10,255  Imerys.................................................    1,527,378
   12,497  Lafarge SA.............................................    1,453,827
   10,575  Lapeyre................................................      691,740
                                                                   ------------
                                                                     13,490,792
                                                                   ------------
CONSUMER GOODS -- 9.34%
  123,133  Aventis SA (a).........................................    7,149,889
   12,496  L'Oreal (a)............................................   10,016,266
   55,470  Neopost SA (b).........................................    2,330,578
  120,705  Sanofi Synthelabo (b)..................................    5,021,631
   19,360  Seb SA.................................................    1,363,805
                                                                   ------------
                                                                     25,882,169
                                                                   ------------
ENERGY -- 8.05%
  167,155  Total Fina SA (a)...................................... $ 22,288,677
                                                                   ------------

FINANCIAL SERVICES -- 12.98%
   77,267  AXA SA (a).............................................   10,761,658
  114,322  Banque Nationale de Paris..............................   10,538,392
   26,180  Credit Commerciale de
             France...............................................    3,259,030
   84,427  Credits Lyonnais SA (b)................................    3,857,325
   32,469  Societe Generale.......................................    7,548,444
                                                                   ------------
                                                                     35,964,849
                                                                   ------------
FOOD & BEVERAGE -- 4.08%
    8,290  Groupe Danone (a)......................................    1,952,178
   20,879  LVMH (a)...............................................    9,343,850
                                                                   ------------
                                                                     11,296,028
                                                                   ------------
RETAIL -- 10.70%
   71,999  Carrefour Supermarche (a)..............................   13,266,729
   20,040  Casino Guichard Perrachon et Cie.......................    2,293,017
    4,830  Castorama Dubois Investisment..........................    1,467,922
   37,535  Pinault Printemps Redoute SA...........................    9,896,617
   30,660  Rexel SA...............................................    2,730,640
                                                                   ------------
                                                                     29,654,925
                                                                   ------------

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS (concluded)
December 31, 1999
--------------------------------------------------------------------------------
FRENCH EQUITIES -- (concluded)
--------------------------------------------------------------------------------

 Shares                                                               Value
---------                                                          ------------
SERVICES -- 18.02%
   21,215  Accor.................................................. $  1,024,146
   49,750  Air France (b).........................................      951,252
   25,167  ATOS SA (b)............................................    4,168,793
   24,795  Canal Plus.............................................    3,605,629
   27,283  Cap Gemini SA..........................................    6,918,974
   17,125  Club Mediterranee (b)..................................    1,978,434
   49,400  Dassault Systemes SA...................................    3,216,476
   11,619  Sodexho Alliance SA....................................    2,054,422
   54,050  Suez-Lyonnaise des Eaux SA.............................    8,653,961
    9,512  UBI Soft Entertainment SA..............................    1,904,908
      865  UBI Soft Entertainment SA Warrants expiring
             11/02/02 (b).........................................       36,561
  170,887  Vivendi SA (a).........................................   15,417,302
                                                                   ------------
                                                                     49,930,858
                                                                   ------------
TOTAL FRENCH EQUITIES
  (cost --$170,787,000)...........................................  273,063,322
                                                                   ------------

TIME DEPOSIT -- 0.13%
--------------------------------------------------------------------------------
Principal
 Amount                                                               Value
---------                                                          ------------
 $347,000  Brown Brothers Harriman & Co.
           Grand Cayman, 3.75%, 1/3/00 (c)
           (cost -- $347,000)..................................... $    347,000
                                                                   ------------
TOTAL INVESTMENTS
  (cost -- $171,134,000) -- 98.70%................................
                                                                    273,410,322
OTHER ASSETS LESS LIABILITIES -- 1.30%............................
                                                                      3,614,080
                                                                   ------------
NET ASSETS (applicable to 15,280,000 shares; equivalent to $18.13 per share) -- 100.00%........................................... $277,024,402
                                                                   ------------
                                                                   ------------

------------

(a) Portion of security has been segregated to collateralize securities index futures contracts. Value of segregated securities totaled $29,926,790 at December 31, 1999.
(b) Non-income producing security.
(c) Variable rate account -- rate resets on a monthly basis; amount available upon 48 hours' notice. The rate shown is the rate in effect on December 31, 1999.

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES

December 31, 1999
--------------------------------------------------------------------------------

ASSETS:
    Investments in securities, at value (cost--$171,134,000)...... $273,410,322
    Cash (including euros at affiliates of $28,033,828 with a cost
     of $28,022,670)..............................................   28,036,305
    Receivable for investments sold...............................      818,056
    Receivable for avoir fiscal...................................    1,008,315
    Receivable for variation margin on futures contracts..........       43,503
    Prepaid expenses and other assets.............................      201,721
                                                                   ------------
          Total assets............................................  303,518,222
                                                                   ------------
LIABILITIES:
    Distribution payable..........................................   25,976,000
    Advisory fee payable..........................................      170,745
    Administration fee payable....................................       24,325
    Accrued expenses..............................................      322,750
                                                                   ------------
          Total liabilities.......................................   26,493,820
                                                                   ------------
NET ASSETS:
    Common stock, $0.01 par value; 15,345,333 shares issued and
     15,280,000 shares outstanding
      (100,000,000 shares authorized).............................      152,800
    Additional paid-in capital....................................  162,298,772
    Accumulated net investment loss...............................     (456,200)
    Accumulated net realized gain.................................   12,743,122
    Net unrealized appreciation of investments, futures contracts and other assets
      and liabilities denominated in euros........................  102,285,908
                                                                   ------------
          Net assets applicable to shares outstanding............. $277,024,402
                                                                   ------------
                                                                   ------------
NET ASSET VALUE PER SHARE.........................................       $18.13
                                                                         ------
                                                                         ------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

For the Year Ended December 31, 1999
--------------------------------------------------------------------------------

INVESTMENT INCOME:
    Dividends, including $1,230,657 of avoir fiscal
     (net of French withholding taxes of $660,357)..... $3,544,720
    Interest...........................................     13,322  $ 3,558,042
                                                        ----------  -----------

EXPENSES:
    Advisory fees......................................  2,126,328
    Custodian and accounting fees......................    348,994
    Audit and legal fees...............................    327,690
    Administration fees................................    262,632
    Directors' fees and expenses.......................    230,331
    Shareholder meetings and relations expense.........    198,079
    Reports to shareholders............................    103,720
    Insurance expense..................................     37,137
    Transfer agent fees................................     30,048
    New York Stock Exchange listing fee................     24,260
    Other expenses.....................................     19,410
                                                        ----------
    Total expenses.....................................  3,708,629
    Less: fees waived by Investment Adviser............   (328,070)
                                                        ----------
    Net expenses.......................................               3,380,559
                                                                    -----------
    Net investment income..............................                 177,483
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
  FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
    Net realized gain (loss) on:
      Investments......................................              55,850,963
      Futures contracts................................               3,967,164
      Foreign currency transactions....................                (897,549)
    Net change in unrealized appreciation/depreciation
     of:
      Investments......................................              25,651,478
      Futures contracts................................                (109,596)
      Other assets and liabilities denominated in
       euros...........................................                (256,952)
                                                                    -----------
    Net realized and unrealized gain on investments,
     futures contracts and foreign currency
     transactions......................................              84,205,508
                                                                    -----------

NET INCREASE IN NET ASSETS FROM INVESTMENT
  OPERATIONS...........................................             $84,382,991
                                                                    -----------
                                                                    -----------

                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                           FOR THE YEAR         FOR THE YEAR
                                               ENDED                ENDED
                                          DECEMBER 31, 1999    DECEMBER 31, 1998
                                          -----------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
    Net investment income..............     $     177,483        $     934,650
    Net realized gain on investments,
      futures contracts and foreign
      currency transactions............        58,920,578           34,268,465
    Net change in unrealized
      appreciation/depreciation of
      investments, futures contracts
      and other assets and liabilities
      denominated in euros.............        25,284,930           46,462,274
                                            -------------        -------------
    Total income from investment
      operations.......................        84,382,991           81,665,389
                                            -------------        -------------

DIVIDENDS AND DISTRIBUTIONS:
    From net investment income.........           (38,784)           --
    From net realized gain on
      investments......................       (58,225,331)         (31,066,627)
                                            -------------        -------------
    Total dividends and
      distributions....................       (58,264,115)         (31,066,627)
                                            -------------        -------------

CAPITAL STOCK TRANSACTIONS:
    Cost of shares repurchased.........          (970,167)           --
                                            -------------        -------------
    Net increase in net assets.........        25,148,709           50,598,762

NET ASSETS:
    Beginning of year..................       251,875,693          201,276,931
                                            -------------        -------------
    End of year (including
      undistributed net investment
      income of $90,469 at December 31,
      1998)............................     $ 277,024,402        $ 251,875,693
                                            -------------        -------------
                                            -------------        -------------


                See accompanying notes to financial statements.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

December 31, 1999
--------------------------------------------------------------------------------

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The France Growth Fund, Inc. (the "Fund") was incorporated in the State of Maryland on February 20, 1990 as a diversified, closed-end management investment company. Prior to commencing investment operations on May 18, 1990, the Fund had no activities other than the sale on May 4, 1990 to Credit Agricole Indosuez, an affiliate of the Investment Adviser of the Fund as well as the subcustodian for the Fund's assets in France, of 9,000 shares of common stock for $100,440.

The preparation of the financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund.

Valuation of Investments--All securities for which market quotations are readily available are valued at the last sales price prior to the time of determination on the principal exchange on which they traded or, if no sales price is available at that time, at the last quoted bid price for such securities (however, if bid and asked quotations are available, at the mean between the last current bid and asked prices, rather than the last quoted bid price). Options are valued in a like manner, as are futures contracts, except that sales of open futures contracts are valued using the closing settlement price or, in the absence of such price, the most recently quoted asked price. Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting the contracts. Securities and assets for which market quotations are not readily available (including unlisted securities and securities that are not readily marketable) are valued at fair value as determined in good faith by, or under the direction of the Fund's Board of Directors. There were no securities held by the Fund for which market quotations were not readily available at December 31, 1999. Short-term investments having a maturity of 60 days or less are valued at amortized cost, or by amortizing their value on the 61st day prior to maturity if their term to maturity from date of purchase is greater than 60 days, unless the Board of Directors determines that such values do not represent the fair value of such investments. Assets and liabilities initially expressed in euros are translated into U.S. dollars at the noon buying rate in New York for cable transfers payable in euros (the "Federal Reserve Exchange Rate"), as certified for customs purposes by the Federal Reserve Bank of New York as quoted on the day of such translation, or if no such rate is quoted on such date, the previously quoted Federal Reserve Exchange Rate, or at such other appropriate rate as may be determined by the Board of Directors.

U.S. Federal Tax Status--The Fund intends to distribute all of its taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of its ordinary income and long-term capital gains, if any, during each calendar year, the Fund intends not to be subject to U.S. federal excise tax.

French Withholding Tax--Dividend income from French companies is subject to French withholding tax at a rate of 15%. Pursuant to the income tax treaty between the U.S. and France, the Fund is entitled to

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)

--------------------------------------------------------------------------------
recover a credit ("avoir fiscal") for French taxes paid by a French company with respect to such dividend, equal to 34% of the dividend amount (40% tax rate less 15% withholding on such tax). Pursuant to the 2000 French budget (passed in December 1999), the avoir fiscal, previously equal to 45% of dividends paid less 15% withholding tax on such credit has been reduced to 40% of dividends paid less 15% withholding tax and was applicable to dividends paid retrospectively from January 1, 1999. The Fund makes such claims for the refunds to the extent it qualifies for the benefit under the income tax treaty. Interest income and gains on the sale or exchange of stock in French companies realized by the Fund are not subject to French withholding tax.

Investment Transactions and Investment Income--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income and other distributions are recorded on the ex-dividend date ("ex-date") except for certain dividends from French securities which are recorded as soon after the ex-date as the Fund, using reasonable diligence, becomes aware of such dividends.

Foreign Currency Translation--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investments and other assets and liabilities denominated in euros are translated at the prevailing rates of exchange on the valuation date; and (2) purchases and sales of investments, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting net foreign currency gain or loss is included in the Statement of Operations.

The Fund does not generally isolate that portion of the results of operations arising as a result of changes in foreign currency exchange rates from fluctuations arising from changes in the market prices of securities. Accordingly, such foreign currency gain (loss) is included in net realized and unrealized gain (loss) on investments.

Net foreign currency gain (loss) from valuing euro denominated assets and liabilities at the period end exchange rate is reflected as a component of net unrealized appreciation of investments, futures contracts and other assets and liabilities denominated in euros. Net realized gain (loss) on foreign currency transactions is treated as ordinary income (loss) for income tax reporting purposes.

Futures Contracts--The Fund may seek to hedge all or a portion of its investments or to maintain a fully invested position through the use of securities index and financial futures contracts. Upon entering into a futures contract, the Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. On the expiration date, payments are made or received by the Fund reflecting the aggregate change in the value of the contract. Upon the closing of a contract, the Fund will recognize a realized gain or loss.

Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the future and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)

--------------------------------------------------------------------------------
from the composition of the index underlying such futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

During the year ended December 31, 1999, the Fund entered into securities index futures contracts with Carr Futures SNC, an affiliate of the Investment Adviser. At December 31, 1999, the Fund had the following open securities index futures contracts which were collateralized by segregated securities valued at $29,926,790:

                                              COST ON                        U.S.$
   NUMBER OF                   EXPIRATION   ORIGINATION      EUR VALUE       VALUE      UNREALIZED
   CONTRACTS         TYPE         DATE          DATE          12/31/99      12/31/99   APPRECIATION
---------------  ------------  ----------  --------------  --------------  ----------  ------------
Long positions:
      14         CAC 40 Index    1/31/00   EUR 795,911      EUR 839,300     $ 841,488  $     43,503
                                                                                       ------------
                                                                                       ------------

Option Transactions--For hedging purposes, the Fund may purchase and write
(sell) put and call options on French securities and security indices. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option. Premiums received from writing options which expire unexercised are recorded by the Fund on the expiration date as a realized gain. If a written call option is exercised, the premium received is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. If a written put option is exercised, the premium received reduces the cost basis of the underlying security in determining whether the Fund has realized a gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option and the losses realized could be unlimited. Exercise of an option written by the Fund could result in the Fund buying or selling a security or currency at a price different from the current market value. The Fund did not purchase nor write any options during the year ended December 31, 1999.

Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-date. Dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book/tax" differences are considered either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. As a result of permanent book/tax differences, $209,695 has been reclassified from accumulated net realized gain to accumulated net investment loss primarily attributable to net realized

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (continued)

--------------------------------------------------------------------------------
loss on foreign currency transactions and foreign tax expense. Net assets were not affected by this reclassification.

On December 20, 1999, the Board of Directors declared a short-term and long-term capital gain distribution aggregating $1.70 per share. The distribution was paid on January 14, 2000, to shareholders of record on December 30, 1999.

INVESTMENT ADVISER AND ADMINISTRATOR

Indocam International Investment Services, the Investment Adviser, has an Investment Advisory and Management Agreement ("Advisory Agreement") with the Fund. In accordance with the Advisory Agreement, the Investment Adviser provides investment advisory services, makes investment decisions and supervises the acquisition and disposition of securities and other investments held by the Fund and provides other portfolio management services. As compensation for its services, the Investment Adviser is paid a monthly fee at an annual rate of 0.90% of the value of the Fund's average weekly net assets up to $100 million and 0.80% of such net assets in excess of $100 million. During the year ended December 31, 1999, the Investment Adviser voluntarily waived $328,070 of its fees.

Mitchell Hutchins Asset Management Inc. (the "Administrator") has an Administration Agreement with the Fund. Under the terms of the Administration Agreement, the Administrator provides certain administrative services to the Fund. As compensation for its services, the Administrator is paid, effective January 1, 1999, a monthly fee at an annual rate of 0.12% of the value of the Fund's average weekly net assets up to $100 million, 0.10% on the next
$100 million of such net assets, and 0.08% on such net assets in excess of $200 million. Prior to January 1, 1999, the Administrator was paid a monthly fee at an annual rate of 0.18% of the value of the Fund's average weekly net assets up to $100 million and 0.16% of such net assets in excess of $100 million, subject to a minimum fee of $150,000.

TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 1999, certain direct and indirect subsidiaries of the Credit Agricole Group--Cheuvreux de Virieu, Banque CPR and Carr Futures SNC received $69,203, $8,290, and $15,072 respectively, in brokerage commissions as a result of executing agency transactions on investment securities and futures contracts on behalf of the Fund. In addition, Credit Agricole Indosuez earned fees of approximately $49,965 in its capacity as subcustodian for the Fund of which approximately $10,133 was unpaid at December 31, 1999. At
December 31, 1999, the Fund had $24,807,055 and $3,226,773 at Credit Agricole Indosuez and Carr Futures SNC (on deposit for open futures contracts), respectively.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS  (concluded)

--------------------------------------------------------------------------------

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1999, was $171,228,984. Accordingly, net unrealized appreciation of investments of $102,181,338 was composed of gross appreciation of $102,430,186 for those investments having an excess of value over cost and gross depreciation of $248,848 for those investments having an excess of cost over value.

For the year ended December 31, 1999, aggregate purchases and sales of portfolio securities (excluding short-term securities) were $121,124,858 and $179,516,905, respectively.

In accordance with U.S. Treasury regulations, the Fund elected to defer realized foreign currency losses occurring after October 31, 1999 in the amount of $271,601. Such losses are treated for tax purposes as arising on January 1, 2000.

CAPITAL STOCK

There are 100,000,000 shares of $0.01 par value capital stock authorized. For the period November 22, 1999 (commencement of repurchase program) through December 31, 1999, the Fund repurchased 65,333 shares of its common stock on the open market at a total cost of $970,167 including brokerage commissions. These shares were repurchased at an average market price per share of $14.79 (before commissions) and a weighted average discount from net asset value of 16.00%. These shares were repurchased pursuant to the Fund's stock repurchase program approved by the Fund's Board of Directors authorizing the Fund to purchase up to an aggregate of 10% of the outstanding shares of its common stock.

CONCENTRATION OF RISK

Investments in France may involve certain considerations and risks not typically associated with investments in the U.S. as a result of, among other factors, future political and economic developments and the level of French governmental supervision and regulation of the securities markets.

The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific industry or region.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
     Selected data for a share of common stock outstanding throughout each year is presented below:

                                                                            FOR THE YEARS ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------
                                                              1999           1998          1997          1996          1995
                                                            --------       --------      --------      --------      --------
Net asset value, beginning of year.......................     $16.41         $13.12        $13.37        $11.60        $10.97
                                                            --------       --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................................       0.01           0.06          0.09          0.11          0.37
Net realized and unrealized gain on investments, futures
  contracts and foreign currency transactions............       5.50           5.26          1.49          2.53          1.06
                                                            --------       --------      --------      --------      --------
    Total income from investment operations..............       5.51           5.32          1.58          2.64          1.43
                                                            --------       --------      --------      --------      --------
DIVIDENDS AND DISTRIBUTIONS:
From net investment income...............................      (0.00)(a)         --         (0.02)        (0.08)        (0.40)
In excess of net investment income.......................         --             --         (0.03)        (0.00)(b)     (0.01)
From net realized gain on investments....................      (3.80)         (2.03)        (1.78)        (0.79)        (0.39)
                                                            --------       --------      --------      --------      --------
    Total dividends and distributions....................      (3.80)         (2.03)        (1.83)        (0.87)        (0.80)
                                                            --------       --------      --------      --------      --------
CAPITAL SHARE TRANSACTIONS:
Anti-dilutive effect of shares repurchased...............       0.01             --            --            --            --
                                                            --------       --------      --------      --------      --------
Net asset value, end of year.............................     $18.13         $16.41        $13.12        $13.37        $11.60
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
Market value, end of year................................     $15.31         $13.63        $10.50        $10.38         $9.88
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
TOTAL INVESTMENT RETURN: (c).............................      45.93%         48.20%        19.33%        13.91%       16.62%
                                                            --------       --------      --------      --------      --------
                                                            --------       --------      --------      --------      --------
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000 omitted)....................   $277,024       $251,876      $201,277      $205,123      $178,080
Ratio of expenses to average net assets..................       1.33%(d)       1.38%(d)      1.48%         1.54%        1.58%
Ratio of net investment income to average net assets.....       0.07%(d)       0.38%(d)      0.64%         0.84%        3.07%
Portfolio turnover.......................................         48%            47%           80%           83%          49%

------------------

(a) Dividend equal to $0.0025 per share.

(b) Dividend equal to $0.0039 per share.

(c) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect sales charges or brokerage commissions.

(d) The Investment Adviser waived a portion of its fees during the years ended December 31, 1999 and December 31, 1998. If such waiver had not been made, the ratio of expenses to average net assets would have been 1.46% and 1.46%, respectively, and the ratio of net investment income (loss) to average net assets would have been (0.06)% and 0.30%, respectively.

THE FRANCE GROWTH FUND, INC.
--------------------------------------------------------------------------------

REPORT OF INDEPENDENT ACCOUNTANTS

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of The France Growth Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The France Growth Fund, Inc. (the "Fund") at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP
1177 Avenue of the Americas
New York, New York 10036

February 18, 2000

--------------------------------------------------------------------------------

FEDERAL TAX INFORMATION (Unaudited)

--------------------------------------------------------------------------------

For the year ended December 31, 1999, the Fund has designated a 20% long-term capital gain of $46,338,953.

For the year ended December 31, 1999, the Fund intends to pass through to shareholders foreign taxes of $693,366 and has derived gross income from sources within foreign countries in the amount of $4,205,077.

         Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase shares of its common stock in the open market.

         This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

         Comparisons between changes in the Fund's net asset value per share and changes in the SBF Index should be considered in light of the Fund's investment policies and objective, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the euro/U.S. dollar exchange rate.